SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2004

UST Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17506	06-1193986

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 661-1100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1. 01 Entry into a Material Definitive Agreement.
Item 1. 02 Termination of a Material Definitive Agreement.
Item 9. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1: FORM OF NOTICE OF GRANT AND NONSTATUTORY STOCK OPTION AGREEMENT
EX-10.2: RESTRICTED STOCK AGREEMENT
EX-10.3: SEVERANCE AGREEMENT

Item 1. 01 Entry into a Material Definitive Agreement.

Stock Option Agreements With Executive Officers

On September 10, 2004, UST Inc. (the “Company”) granted employee stock options to the executive officers of the Company identified below pursuant to the UST Inc. Amended and Restated Stock Incentive Plan (the “Plan”), which was most recently approved by the Company’s stockholders at the annual meeting of stockholders on May 6, 2003. Information with respect to such grants is set forth below.

	Shares of Common Stock	Exercise Price
Name and Title of Officer	Underlying Stock Option	($)
Vincent A. Gierer, Jr. Chairman of the Board, Chief Executive Officer and President	66,700	39.31
Richard H. Verheij Executive Vice President and General Counsel	57,700	39.31
Robert T. D’Alessandro Senior Vice President and Chief Financial Officer	40,800	39.31
Richard A. Kohlberger Senior Vice President	22,200	39.31
Murray S. Kessler President – U.S. Smokeless Tobacco Company	57,700	39.31
Theodor P. Baseler President – International Wine & Spirits Ltd.	16,700	39.31

Each stock option grant listed above generally becomes exercisable ratably over a three-year period, subject to continued employment. The stock options become fully vested upon the occurrence of a change in control of the Company (as defined in the Plan).

Each of the executive officers has recently filed with the Securities & Exchange Commission (the “SEC”) a Form 4 with respect to such grants.

The Company’s form of Notice of Grant and Nonstatutory Stock Option Agreement pursuant to which such grants were made is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Amendment of Restricted Stock Agreement With Named Executive Officer

Effective as of September 13, 2004, the Company and Murray S. Kessler, President – U.S. Smokeless Tobacco Company, entered into an amended and restated Restricted Stock Agreement (the “Amended Agreement”) relating to the Company’s grant on July 28, 2004 to Mr. Kessler of 50,000 shares of restricted stock. Such grant was reported by Mr. Kessler on a Form 4 filed with the SEC on July 29, 2004. The Amended Agreement amends the agreement signed at the time of the original grant to provide for the accelerated vesting of a pro-rata portion of the restricted shares in the event that Mr. Kessler’s employment is terminated by him for “good reason,” as such term is defined in the Amended Agreement. Under the terms of the Amended Agreement, the restricted shares will otherwise vest at the end of a five-year vesting period subject to certain performance goals relating to the Company. The restricted shares may also vest earlier upon the occurrence of a change in control of the Company.

The Amended Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Entry into Severance Agreement With Named Executive Officer

The Company and U.S. Smokeless Tobacco Company (“USSTC”) have also entered into a new agreement (the “Severance Agreement”) with Mr. Kessler, effective September 13, 2004, which supercedes a previous agreement, dated January 3, 2000 (the “Prior Agreement”) relating to benefits payable upon certain terminations of employment following a change in control of the Company. There were no early termination penalties incurred by the Company in connection with the termination of the Prior Agreement.

The Severance Agreement provides Mr. Kessler with certain severance payments and benefits in the event that his employment is terminated under certain circumstances, as described in more detail below. The Severance Agreement will continue for a period of four years, but in no event will the term of the Severance Agreement be less than two years following a change in control of UST Inc. (as defined in the Severance Agreement) if a change in control occurs during the four-year term.

Under the Severance Agreement, if Mr. Kessler’s employment is terminated by USSTC without cause or by Mr. Kessler for “good reason” (as defined in the Severance Agreement), Mr. Kessler shall be entitled to receive the following severance payments and benefits: a pro-rata annual bonus under the Company’s Incentive Compensation Plan for the year of termination; severance payments equal to two times the sum of (i) Mr. Kessler’s base salary and (ii) the highest annual bonus paid to him under the Company’s Incentive Compensation Plan in any of the two calendar years prior to his termination of employment (paid in installments over a two-year period); and continuation of life, disability and group health benefits for the two-year severance period.

In addition, in the event that such termination of Mr. Kessler’s employment occurs following a change in control of the Company, in lieu of the above, Mr. Kessler would be entitled to the following payments and benefits: (1) a lump sum severance payment equal to three times the sum of (i) Mr. Kessler’s base salary and (ii) the highest annual bonus paid to him under the Incentive Compensation Plan in any of the three calendar years prior to his termination of employment, capped at 75% of his base salary; (2) continuation of life, disability and group health benefits for the three-year severance period; and (3) an additional amount equal to any excise tax and related income tax incurred as a result of any change in control payments made to Mr. Kessler sufficient to restore him to the same after-tax position he would have been in if the excise tax had not been imposed. However, if a reduction in payments of 10% or less would cause no excise tax to be payable, then Mr. Kessler’s payments will be reduced to the extent necessary to avoid the imposition of the excise tax and Mr. Kessler will not be entitled to a gross-up payment. Under the Prior Agreement, Mr. Kessler would have been entitled to severance only following a change in control of the Company. The benefits to be received under the Prior Agreement are similar to those described above, other than the benefits described in clause (3).

As a condition to receiving severance pursuant to the Severance Agreement, Mr. Kessler must execute (and not revoke) a release in favor of USSTC and its affiliates, including an agreement not to sue over employment-related matters.

In consideration of the foregoing, Mr. Kessler has agreed to be subject to non-compete, non-solicitation, and confidentiality provisions during the term of the Severance Agreement. The Severance Agreement also prohibits Mr. Kessler from competing with USSTC and its affiliates for a period equal to the greater of the 12 month period following termination of employment for any reason, or the period during which Mr. Kessler receives severance benefits. The Prior Agreement did not contain these restrictions. The non-compete restrictions will cease to apply following the occurrence of a change in control of the Company.

The Severance Agreement is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 1. 02 Termination of a Material Definitive Agreement.

     See Item 1.01 (Entry into Severance Agreement With Named Executive Officer).

Item 9. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 10.1	Form of Notice of Grant and Nonstatutory Stock Option Agreement

Exhibit 10.2	Restricted Stock Agreement by and between UST Inc. and Murray S. Kessler, as amended and restated effective September 13, 2004

Exhibit 10.3	Severance Agreement, dated September 13, 2004, by and between UST Inc., U.S. Smokeless Tobacco Company and Murray S. Kessler

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2004

UST INC.
By:	/s/ Debra A. Baker
	Name:	Debra A. Baker
	Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
10.1	Form of Notice of Grant and Nonstatutory Stock Option Agreement

10.2	Restricted Stock Agreement, by and between UST Inc. and Murray S. Kessler, as amended and restated effective September 13, 2004

10.3	Severance Agreement, dated September 13, 2004, by and between UST Inc., U.S. Smokeless Tobacco Company and Murray S. Kessler